Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares or Contract Amounts		Value
Common Stocks – 96.6%
Airlines – 1.5%
Wizz Air Holdings PLC (144A)*	116,192	$5,993,800
Auto Components – 2.7%
Hella GmbH & Co KGaA	189,301	10,475,909
Banks – 6.6%
BNP Paribas SA	159,212	9,434,005
FinecoBank Banca Fineco SpA	385,377	4,620,651
ING Groep NV	565,636	6,780,679
UniCredit SpA	357,595	5,222,063
		26,057,398
Capital Markets – 1.6%
Deutsche Boerse AG	39,954	6,280,483
Chemicals – 5.8%
Akzo Nobel NV	50,290	5,112,593
Givaudan SA	2,725	8,536,043
Koninklijke DSM NV	37,311	4,858,574
LANXESS AG	63,091	4,233,051
		22,740,261
Construction Materials – 1.6%
LafargeHolcim Ltd*	111,318	6,177,942
Consumer Finance – 1.1%
Nexi SpA (144A)*	299,201	4,154,544
Electric Utilities – 4.4%
EDP - Energias de Portugal SA	2,406,615	10,429,979
Enel SpA	894,615	7,096,074
		17,526,053
Food Products – 12.7%
Barry Callebaut AG (REG)	6,084	13,443,150
Danone SA	100,782	8,353,473
Mowi ASA	313,361	8,147,964
Nestle SA (REG)	184,935	20,026,343
		49,970,930
Household Durables – 1.1%
Berkeley Group Holdings PLC	69,895	4,497,918
Life Sciences Tools & Services – 0.9%
QIAGEN NV*	105,356	3,599,390
Machinery – 18.8%
Epiroc AB	669,792	8,179,797
KION Group AG	215,738	14,895,838
Knorr-Bremse AG	65,100	6,626,242
Kone OYJ	91,155	5,958,538
Sandvik AB	382,471	7,460,787
VAT Group AG (144A)*	97,234	16,435,119
Volvo AB	860,052	14,411,662
		73,967,983
Metals & Mining – 0.7%
ArcelorMittal	169,227	2,968,941
Oil, Gas & Consumable Fuels – 1.9%
International Petroleum Corp/Sweden*	1,673,877	7,451,053
Paper & Forest Products – 7.2%
Mondi PLC	339,197	7,962,635
Stora Enso Oyj	333,702	4,852,561
UPM-Kymmene Oyj	446,176	15,468,382
		28,283,578
Personal Products – 1.2%
L'Oreal SA	16,614	4,919,464
Pharmaceuticals – 11.7%
GlaxoSmithKline PLC	386,920	9,116,238
Novo Nordisk A/S	137,431	7,977,555
Roche Holding AG	42,590	13,821,062
Sanofi	150,562	15,134,218
		46,049,073
Professional Services – 1.5%
Randstad NV	95,763	5,847,302
Semiconductor & Semiconductor Equipment – 10.4%
ASML Holding NV	29,826	8,821,549
Infineon Technologies AG	484,885	11,045,576
Siltronic AG	104,961	10,562,261

Shares or Contract Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
STMicroelectronics NV	396,467	$10,658,958
		41,088,344
Software – 3.2%
Nemetschek SE	45,039	2,970,337
SAP SE	72,180	9,740,795
		12,711,132
Total Common Stocks (cost $321,097,800)		380,761,498
Preferred Stocks – 2.1%
Automobiles – 1.8%
Porsche Automobil Holding SE	92,509	6,914,466
Hotels, Restaurants & Leisure – 0.3%
BNN Technology PLC¢	11,756,231	1,183,315
Total Preferred Stocks (cost $20,383,076)		8,097,781
Investment Companies – 0.7%
Money Markets – 0.7%
Fidelity Investments Money Market Treasury Portfolio, 1.2500%ºº (cost $2,886,934)	2,886,934	2,886,934
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Citibank:
Dow Jones EURO STOXX 50,
Notional amount $21,002,883, premiums paid $127,536, unrealized depreciation $(13,080), exercise price 3,775.00 EUR, expires 1/17/20* (premiums paid $127,536)	500	114,456
Total Investments (total cost $344,495,346) – 99.4%		391,860,669
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		2,418,142
Net Assets – 100%		$394,278,811

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$87,344,348	22.3%
Switzerland	78,439,659	20.0
France	51,469,059	13.1
Netherlands	31,420,697	8.0
Sweden	30,052,246	7.7
Finland	26,279,481	6.7
United Kingdom	22,760,106	5.8
Italy	21,093,332	5.4
Portugal	10,429,979	2.7
Norway	8,147,964	2.1
Denmark	7,977,555	2.0
Canada	7,451,053	1.9
Hungary	5,993,800	1.5
United States	3,001,390	0.8

Total	$391,860,669	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	$18,416∆	$-	$-	$-

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	1,871,100	9,622,780	(11,493,880)	-

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Barclays Inc:

Nestle SA	3,000	98.00	CHF	3/20/20	$32,486,545	$248,801	$36,753	$(212,048)
						248,801	36,753	(212,048)

Citibank:

Dow Jones EURO STOXX 50	1,000	3,475.00	EUR	1/17/20	42,005,765	230,254	200,580	(29,674)
						230,254	200,580	(29,674)
Total - Written Put Options						479,055	237,333	(241,722)
Total OTC Written Options						$479,055	$237,333	$(241,722)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2019

Market Value
Purchased options contracts, call	$ 276,563
Purchased options contracts, put	15,008
Written options contracts, call	10,842
Written options contracts, put	158,435

Notes to Schedule of Investments (unaudited)

OTC	Over-the-Counter
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2019 is $26,583,463, which represents 6.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

¢	Security is valued using significant unobservable inputs.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

Level 2 -	Level 3 -

	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$380,761,498	$-	$-
Preferred Stocks	-	6,914,466	1,183,315
Investment Companies	2,886,934	-	-
OTC Purchased Options – Calls	-	114,456	-
Total Assets	$383,648,432	$7,028,922	$1,183,315
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$241,722	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2019.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.